Exhibit 10.5

INVESTOR AND PUBLIC RELATIONS ESCROW AGREEMENT

This Agreement, dated as of October 31, 2008 (this “Agreement”), is entered into by and among Lihua International, Inc., a Delaware corporation (the “Company”), Loeb & Loeb, LLP (the “Escrow Agent”) and Vision Opportunity China LP, a closed-ended investment company incorporated in Guernsey (“Vision”), as the representative of each of the investors set forth on Exhibit A attached hereto (together with Vision, each, a “Purchaser”, and collectively, the “Purchasers”). The principal address of each party hereto is set forth on Exhibit A.

WITNESSETH:

WHEREAS, the Company made a private offering to the Purchasers (the “Offering”) for the sale of units (the “Offering Securities”), each composed of one share of the Company’s newly-designated Series A Convertible Preferred Stock and a warrant to purchase .22 shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), in reliance upon available exemptions from the registration requirements of the U.S. Securities Act of 1933, as amended, in an aggregate amount of Fifteen Million Dollars ($15,000,000) (the “Offering Amount”); and

WHEREAS, in connection with the Offering, the Company entered into a Securities Purchase Agreement dated as of the date hereof (the “Securities Purchase Agreement”), by and among the Company and the Purchasers; and

WHEREAS, the Company has agreed to deposit on the Closing Date (as defined in the Securities Purchase Agreement) an aggregate amount of Seven Hundred Fifty Thousand Dollars ($750,000) from the Offering Amount (the “Public Relations Escrowed Funds” or “Escrowed Funds”) with the Escrow Agent, to be held and disbursed by the Escrow Agent pursuant to the terms, and subject to the conditions of, this Agreement; and

WHEREAS, the Escrow Agent is willing to hold the Public Relations Escrowed Funds in escrow pursuant to and subject to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises herein contained and intending to be legally bound, the parties hereby agree as follows:

1. Appointment of Escrow Agent. The Company and Vision hereby appoint Loeb & Loeb LLP as escrow agent in accordance with the terms and subject to the conditions set forth herein and the Escrow Agent hereby accepts such appointment.

2. Delivery of the Escrowed Funds.

a. The Company hereby directs that the Escrow Agent provide instructions to Anslow & Jaclin, LLP, as escrow agent for the General Escrow Agreement, dated as of even date herewith, for the transfer and deposit on the Closing Date of the Public Relations Escrowed Funds into the escrow account as follows (the “Escrow Account”) maintained by the Escrow Agent by wire transfer in accordance with the wire transfer instructions set forth below:

Bank: Citi Private Bank
Address: 666 Fifth Avenue
New York, NY 10103
ABA No.: 021000089
SWIFT: CITI US 33
Account No.: 24576266
Reference: 213426-10001
Attn: Mitchell Nussbaum, Esq.

3. Escrow Agent to Hold and Disburse the Public Relations Escrowed Funds. The Escrow Agent will deposit the Public Relations Escrowed Funds into a non-interest bearing escrow account and disburse the Public Relations Escrowed Funds pursuant to the terms of this Agreement, as follows:

a. One Hundred Twenty Five Thousand Dollars ($125,000) from the Public Relations Escrowed Funds shall be released to the Company once the Company appoints a Vice President of Investor Relations pursuant to Section 3.28 of the Securities Purchase Agreement, and upon the Escrow Agent’s receipt of joint written notice from the Company and Vision in the form of Exhibit B hereto. An additional Two Hundred Fifty Thousand Dollars ($250,000) from the Public Relations Escrowed Funds shall be released to the Company once the Company has complied with all Nasdaq Corporate Governance standards, including, but not limited to, appointment of three (3) independent directors who are acceptable to the Company, Vision and CMHJ Technology Fund II, L.P., the establishment of an audit committee of at least three (3) members that has adopted a formal written charter of the Audit Committee pursuant to Section 3.29 of the Securities Purchase Agreement and upon the Escrow Agent’s receipt of joint written notice from the Company and Vision in the form of Exhibit C hereto. The remaining Three Hundred Seventy Five Thousand Dollars ($375,000) from the Public Relations Escrowed Funds shall be released to the Company as invoices become due for the purpose of any investor and public relations activities pursuant to Section 3.27 of the Securities Purchase Agreement and upon the Escrow Agent’s receipt of joint written notice from the Company and Vision in the form of Exhibit D hereto.

b. If the Company fails to timely comply with its obligations set forth in any of Sections 3.27, 3.28, 3.29, 3.31 or 3.32 of the Securities Purchase Agreement, then upon written request from Vision, the amount of the liquidated damages payable under any such section, as applicable, shall be distributed from the Public Relations Escrowed Funds to the Purchasers in the manner set forth in the Securities Purchase Agreement. Within fifteen (15) business days after the release of the liquidated damages amount to the Purchasers from the Escrow Account, the Company shall replenish the Escrow Account and deposit an amount equal to the amount of liquidated damages paid, back into the Escrow Account.

c. In the event this Agreement, the Escrowed Funds, or the Escrow Agent, in its capacity as escrow agent under this Agreement, becomes the subject of litigation, or if the Escrow Agent determines it is necessary do so for any other reason relating to litigation arising out of this Agreement, the Offering or the Securities Purchase Agreement, each of the Company and the Purchasers authorizes the Escrow Agent, at its option if not otherwise so required, to deposit the Public Relations Escrowed Funds with the clerk of the court in which the litigation is pending, and thereupon the Escrow Agent shall be relieved and discharged of any further responsibility with regard thereto to the extent determined by any such court. Each of the Company, and the Purchasers further authorizes the Escrow Agent, if it receives conflicting claims to any of the Escrowed Funds, is threatened with litigation, in its capacity as escrow agent under this Agreement, or if the Escrow Agent determines it is necessary to do so for any other reason relating to this Agreement, to interplead all interested parties in any court of competent jurisdiction and to deposit the Public Relations Escrowed Funds with the clerk of that court and thereupon the Escrow Agent shall be relieved and discharged of any further responsibility hereunder to the parties from which they were received to the extent determined by such court.

4. Exculpation and Indemnification of Escrow Agent.

a. The Escrow Agent shall have no duties or responsibilities other than those expressly set forth herein. The Escrow Agent shall have no duty to enforce any obligation of any person to make any payment or delivery, or to direct or cause any payment or delivery to be made, or to enforce any obligation of any person to perform any other act. The Escrow Agent shall be under no liability to the other parties hereto or anyone else, by reason of any failure, on the part of any party hereto or any maker, guarantor, endorser or other signatory of a document or any other person, to perform such person’s obligations under any such document. Except for amendments to this Agreement referenced below, and except for written instructions given to the Escrow Agent by the Escrowing Parties relating to the Escrowed Funds, the Escrow Agent shall not be obligated to recognize any agreement between or among any of the Escrowing Parties, notwithstanding that references thereto may be made herein and the Escrow Agent has knowledge thereof.

b. The Escrow Agent shall not be liable to the Company, any Purchaser or to anyone else for any action taken or omitted by it, or any action suffered by it to be taken or omitted, in good faith and acting upon any order, notice, demand, certificate, opinion or advice of counsel (including counsel chosen by the Escrow Agent), statement, instrument, report, or other paper or document (not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth and acceptability of any information therein contained), which is believed by the Escrow Agent to be genuine and to be signed or presented by the proper person or persons. The Escrow Agent shall not be bound by any of the terms thereof, unless evidenced by written notice delivered to the Escrow Agent signed by the proper party or parties and, if the duties or rights of the Escrow Agent are affected, unless it shall give its prior written consent thereto.

c. The Escrow Agent shall not be responsible for the sufficiency or accuracy of the form, or of the execution, validity, value or genuineness of, any document or property received, held or delivered to it hereunder, or of any signature or endorsement thereon, or for any lack of endorsement thereon, or for any description therein; nor shall the Escrow Agent be responsible or liable to the Company, any Purchaser or to anyone else in any respect on account of the identity, authority or rights, of the person executing or delivering or purporting to execute or deliver any document or property or this Agreement. The Escrow Agent shall have no responsibility with respect to the use or application of the Escrowed Funds pursuant to the provisions hereof.

d. The Escrow Agent shall have the right to assume, in the absence of written notice to the contrary from the proper person or persons, that a fact or an event, by reason of which an action would or might be taken by the Escrow Agent, does not exist or has not occurred, without incurring liability to the Company, any Purchaser or to anyone else for any action taken or omitted to be taken or omitted, in good faith and in the exercise of its own best judgment, in reliance upon such assumption.

e. To the extent that the Escrow Agent becomes liable for the payment of taxes, including withholding taxes, in respect of income derived from the investment of the Public Relations Escrowed Funds, or any payment made hereunder, the Escrow Agent may pay such taxes; and the Escrow Agent may withhold from any payment of the Public Relations Escrowed Funds such amount as the Escrow Agent estimates to be sufficient to provide for the payment of such taxes not yet paid, and may use the sum withheld for that purpose. The Escrow Agent shall be indemnified and held harmless against any liability for taxes and for any penalties in respect of taxes, on such investment income or payments in the manner provided in Section 4(f).

f. The Escrow Agent will be indemnified and held harmless by the Company from and against all expenses, including all counsel fees and disbursements, or loss suffered by the Escrow Agent in connection with any action, suit or proceeding involving any claim, or in connection with any claim or demand, which in any way, directly or indirectly, arises out of or relates to this Agreement, the services of the Escrow Agent hereunder, except for claims relating to gross negligence or reckless misconduct by the Escrow Agent or breach of this Agreement by the Escrow Agent, or the monies or other property held by it hereunder. Promptly, but no later than three (3) business days, after the receipt by the Escrow Agent of notice of any demand or claim or the commencement of any action, suit or proceeding, the Escrow Agent shall, if a claim in respect thereof is to be made by the Escrow Agent against the Company, notify the Company in writing, but the failure by the Escrow Agent to give such notice shall not relieve the Company from any liability which the Company may have to the Escrow Agent hereunder, unless the failure of the Escrow Agent to give such notice prejudices or otherwise impairs the Company’s ability to defend any demand, claim, action suit or proceeding. Notwithstanding any obligation to make payments and deliveries hereunder, the Escrow Agent may retain and hold for such time as it deems necessary such amount of monies or property as it shall, from time to time, reasonably deem sufficient to indemnify itself for any such loss or expense.

g. For purposes hereof, the term “expense or loss” shall include all amounts paid or payable to satisfy any claim, demand or liability, or in settlement of any claim, demand, action, suit or proceeding settled with the express written consent of the Escrow Agent, and all costs and expenses, including, but not limited to, counsel fees and disbursements, paid or incurred in investigating or defending against any such claim, demand, action, suit or proceeding.

5. Termination of Agreement and Resignation of Escrow Agent.

a. This Agreement shall terminate upon disbursement of all of the Public Relations Escrowed Funds provided that the rights of the Escrow Agent and the obligations of the Company and the Purchasers under Section 4 shall survive the termination hereof.

b. The Escrow Agent may resign at any time and be discharged from its duties as Escrow Agent hereunder by giving the Company and Vision at least ten (10) business days written notice thereof (the “Notice Period”). As soon as practicable after its resignation, the Escrow Agent shall, if it receives notice from the Company and Vision within the Notice Period, turn over to a successor escrow agent appointed by the Company and Vision all Public Relations Escrowed Funds (less such amount as the Escrow Agent is entitled to continue to retain and hold in escrow pursuant to Section 4(f) and to retain pursuant to Section 7) upon presentation of the document appointing the new escrow agent and its acceptance thereof. If no new agent is so appointed within the Notice Period, the Escrow Agent shall return the Escrowed Funds to the parties from which they were received without interest or deduction.

6. Form of Payments by Escrow Agent.

a. Any payments of the Public Relations Escrowed Funds by the Escrow Agent pursuant to the terms of this Agreement shall be made by wire transfer unless directed to be made by check by the Escrowing Parties.

b. All amounts referred to herein are expressed in United States Dollars and all payments by the Escrow Agent shall be made in such dollars.

7. Compensation. Escrow Agent shall not be entitled to any compensation for its services rendered under this Agreement.

8. Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by facsimile transmission, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day (as evidenced by the printed confirmation of delivery generated by the sending party’s telecopier machine). If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 8), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to addresses or facsimile numbers as applicable set forth on Exhibit A hereto.

9. Further Assurances. From time to time on and after the date hereof, the Company, Vision and each of the other Purchasers, if applicable, shall deliver or cause to be delivered to the Escrow Agent such further documents and instruments and shall do and cause to be done such further acts as the Escrow Agent shall reasonably request (it being understood that the Escrow Agent shall have no obligation to make any such request) to carry out more effectively the provisions and purposes of this Agreement, to evidence compliance herewith or to assure itself that it is protected in acting hereunder.

10. Consent to Service of Process. The Company, the Escrow Agent and each Purchaser hereby irrevocably consent to the jurisdiction of the courts of the State of New York and of any Federal court located in such state in connection with any action, suit or proceedings arising out of or relating to this Agreement or any action taken or omitted hereunder, and waives personal service of any summons, complaint or other process and agrees that the service thereof may be made by certified or registered mail directed to it at the address listed on Exhibit A hereto.

11. Miscellaneous.

a. This Agreement shall be construed without regard to any presumption or other rule requiring construction against the party causing such instrument to be drafted. The terms “hereby,” “hereof,” “hereunder,” and any similar terms, as used in this Agreement, refer to the Escrow Agreement in its entirety and not only to the particular portion of this Agreement where the term is used. The word “person” shall mean any natural person, partnership, corporation, government and any other form of business of legal entity. All words or terms used in this Agreement, regardless of the number or gender in which they were used, shall be deemed to include any other number and any other gender as the context may require. This Agreement shall not be admissible in evidence to construe the provisions of any prior agreement.

b. This Agreement and the rights and obligations hereunder of the Company and each Purchaser may not be assigned without the consent of the Escrow Agent, other than by laws of descent or operation of law. This Agreement and the rights and obligations hereunder of the Escrow Agent may be assigned by the Escrow Agent, with the prior consent of the Company. This Agreement shall be binding upon and inure to the benefit of each party’s respective successors, heirs and permitted assigns. No other person shall acquire or have any rights under or by virtue of this Agreement. This Agreement may not be changed orally or modified, amended or supplemented without an express written agreement executed by the Escrow Agent, the Company and Vision, which consent shall not be unreasonably withheld. This Agreement is intended to be for the sole benefit of the parties hereto and their respective successors, heirs and permitted assigns, and none of the provisions of this Agreement are intended to be, nor shall they be construed to be, for the benefit of any third person.

c. This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York. The representations and warranties contained in this Agreement shall survive the execution and delivery hereof and any investigations made by any party. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect any of the terms thereof.

12. Execution of Counterparts. This Agreement may be executed in any number of counterparts, by facsimile or other form of electronic transmission, each of which shall be deemed to be an original as of those whose signature appears thereon, and all of which shall together constitute one and the same instrument. This Agreement shall become binding when one or more of the counterparts hereof, individually or taken together, are signed by all parties hereto.

[THE REMAINDER OF THE PAGE IS INTENTIONALLY LEFT BLANK.]

IN WITNESS WHEREOF, the parties have executed and delivered this Agreement on the day and year first above written.

Loeb & Loeb, LLP

By:	/s/ Mitchell Nussbaum
Name: Mitchell Nussbaum, Esq.
Title: Partner

LIHUA INTERNATIONAL, INC.

By:	/s/ Zhu Jianhua
Name: Zhu Jianhua
Title: Chief Executive Officer and President

[PURCHASER]

By:
Name:
Title:

[PURCHASER]

By:
Name:
Title:

EXHIBIT A TO THE
SECURITIES PURCHASE AGREEMENT

LIST OF PURCHASERS

EXHIBIT B

DISBURSEMENT REQUEST

Pursuant to that Investor and Public Relations Escrow Agreement dated as of October 31, 2008, among Lihua International, Inc. (the “Company”), Vision Opportunity China LP and Loeb & Loeb, LLP, as Escrow Agent, the Company hereby certifies that the Company has appointed a Vice President of Investor Relations, and hereby requests disbursement of funds in the amount of one hundred twenty-five thousand dollars ($125,000) from the escrow funds maintained by Loeb & Loeb LLP in the following manner.

Please disburse to:

Amount to disburse:

Form of distribution:

Payee:
Name:
Address:
City/State:
Zip:

Statement of event or condition which calls for this request for disbursement:

LIHUA INTERNATIONAL, INC.

Date: _________________________	By:
Name:
Title:
[PURCHASER]

Date: _________________________	By:
Name:
Title:

EXHIBIT C

DISBURSEMENT REQUEST

Pursuant to that Investor and Public Relations Escrow Agreement dated as of October 31, 2008, among Lihua International, Inc. (the “Company”), Vision Opportunity China LP and Loeb & Loeb, LLP, as Escrow Agent, the Company hereby certifies that the Company has complied with the Nasdaq Corporate Governance standards, and hereby requests disbursement of funds in the amount of two hundred fifty thousand dollars ($250,000) from the escrow funds maintained by Loeb & Loeb LLP in the following manner.

Please disburse to:

Amount to disburse:

Form of distribution:

Payee:
Name:
Address:
City/State:
Zip:

Statement of event or condition which calls for this request for disbursement:

LIHUA INTERNATIONAL, INC.

Date: _________________________	By:
Name:
Title:
[PURCHASER]

Date: _________________________	By:
Name:
Title:

EXHIBIT D

DISBURSEMENT REQUEST

Pursuant to that Investor and Public Relations Escrow Agreement dated as of October 31, 2008, among Lihua International, Inc. (the “Company”), Vision Opportunity China LP and Loeb & Loeb, LLP, as Escrow Agent, the Company hereby certifies that the Company has hired _________________________ as its investor relations firm, and hereby requests disbursement of funds in the amount and manner described below.

Please disburse to:

Amount to disburse:

Form of distribution:

Payee:
Name:
Address:
City/State:
Zip:

Statement of event or condition which calls for this request for disbursement:

LIHUA INTERNATIONAL, INC.

Date: _________________________	By:
Name:
Title:
[PURCHASER]

Date: _________________________	By:
Name:
Title: